SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010

(Exact name of registrant as specified in its charter)

UNION BANKSHARES, INC.

(State or other jurisdiction of incorporation) Vermont	(Commission File Number) 001-15985	(IRS Employer Identification Number) 03-0283552

(Address of principal executive offices) 20 Lower Main St., P.O. Box 667 Morrisville, VT	(Zip Code) 05661-0667

Registrant’s telephone number, including area code:  (802) 888-6600

(Former name or former address, if changed since last report)

Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01:  Other Events.

On September 16, 2010, a press release announcing the opening of a Loan Production Office in South Burlington, Vermont by Union Bank, a Union Bankshares, Inc. subsidiary, was issued.  The press release is filed as Exhibit 99.1 to this report.

Item 9.01: Financial Statements and Exhibits.

(d)  Exhibits

The following exhibit referred to in Item 8.01 of the report is filed; herewith:

Exhibit 99.1  Union Bankshares, Inc. press release of September 16, 2010 regarding the opening of a loan production office by its subsidiary, Union Bank, in South Burlington, Vermont.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Union Bankshares, Inc.

September 16, 2010	/s/ Kenneth D. Gibbons
Kenneth D. Gibbons President/Chief Executive Officer

September 16, 2010	/s/ Marsha A. Mongeon
Marsha A. Mongeon Treasurer/Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Union Bankshares, Inc. press release of September 16, 2010 regarding the opening of a loan production office by its subsidiary, Union Bank, in South Burlington, Vermont.